Earnings per share (Tables)	12 Months Ended
Dec. 31, 2019
Earnings per share [Abstract]
Earnings per share
Basic earnings per share for the year 2019 has been calculated by dividing the profit/(loss) attributable to equity holders of the company by the number of shares outstanding. Diluted earnings per share equals basic earnings per share for the years presented.

	For the year ended December 31,
Item	2019	2018	2017
Profit/(loss) from continuing operations attributable to Atlantica Yield Plc.	62,135	41,596	(111,804)
Average number of ordinary shares outstanding (thousands) - basic and diluted	101,063	100,217	100,217
Earnings per share from continuing operations (US dollar per share) - basic and diluted	0.61	0.42	(1.12)
Earnings per share from profit/ (loss) for the period (US dollar per share) - basic and diluted	0.61	0.42	(1.12)